UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4963

THE BERWYN FUNDS
1189 LANCASTER AVENUE, BERWYN, PA 19312
KEVIN M. RYAN, 1189 LANCASTER AVENUE, BERWYN, PA 19312

Registrant's telephone number, including area code: (610) 296-7222

Date of fiscal year end: 12/31/03

Date of reporting period: 09/08/03

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles. A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders
           A copy of the Semi-Annual Report send to shareholders is enclosed.

Item 2. Code of Ethics N/A

Item 3. Audit Committee Financial Expert N/A

Item 4. Principal Accountant Fees and Services N/A

Item 9. Controls and Procedures

a) The registrant's principal executive officer and principal financial officer have reviewed the registrant's disclosure controls and procedures and concluded they are effective.

(b) There were no significant changes in the registrant's internal controls or other factors that could have significantly affected the controls subsequent to the date of evaluation.

Item 10. Exhibits

(b) Certifications of the principal executive officer and principal financial officer are enclosed.

THE BERWYN FUNDS

BERWYN FUND SERIES

BERWYN INCOME FUND SERIES

BERWYN CORNERSTONE FUND SERIES

2003

SEMI-ANNUAL REPORT

Shareholders Services                                            no load
c/o PFPC Inc.                                                 mutual funds
P.O. Box 9815
Providence, RI 02940-9840                       (800) 992-6757

THE BERWYN FUNDS
2003 SEMI-ANNUAL REPORT

Average Annual Total Returns and Growth of a $10,000 Investment................................................................5, 6

THE BERWYN FUNDS

2003 Semi-Annual Report
THE BERWYN FUNDS
Letter from the President

July 25, 2003

Dear Shareholder:

Each of our Funds did well during the first half of 2003. The Berwyn Fund benefited from the broad market advance, which began in March. The Berwyn Income Fund also rose as investors poured money into bonds and other income-producing securities. Berwyn Cornerstone Fund, which began operations in May, 2002 advanced, but its gain was muted by a substantial cash position, which has since been reduced as we continue to invest in a prudent and deliberate manner.

The first half began in an environment filled with fear of recession, tension in the Mid-East, SARS and falling stock prices. Investors were searching frantically for income-producing securities in an effort to mitigate the losses realized from the bear market of the prior three years. Anticipating success in Iraq, continued low interest rates and an imminent economic recovery, the stock market rallied sharply in March and moved higher through June.

Our viewpoint is that the spring rally was the beginning of the second "leg" of a bull market, which began in 2000 for the broader list of stocks. The major stock indices also participated in this rally and, unlike prior periods of recent strength, this rally was led by the high technology sector. The level of speculation exhibited by the market in June and early July, so soon after the collapse of the major indices, is of concern. In fact, we believe the senior stock averages will be weaker in the near term. Should this occur, recent portfolio changes should soften the impact upon The Berwyn Funds' net asset values.

The primary focus of your management's daily activities continues to be finding solid, undervalued, long-term investments. The market activity of recent years has demonstrated the risks associated with uninformed speculation and "momentum" investing. Although gains reaped from short-term speculation provide immediate gratification, the story, almost always, ends badly.

In addition to our basic work of security selection, we are always attempting to identify the relevant macro-economic forces that are changing the economy's behavior. Present concerns include the direction of long-term interest rates, our nation's trade imbalance, the outlook for the dollar and the stimulative fiscal, tax and monetary policies of the Federal Administration. Hopefully, an understanding of these issues improves our ability to make more profitable decisions for shareholders of The Berwyn Funds.

Thank you for your participation in The Berwyn Funds.

Sincerely,

Robert E. Killen
President

1.

THE BERWYN FUNDS

2003 Semi-Annual Report
BERWYN FUND
a series of THE BERWYN FUNDS

July 25, 2003

Dear Berwyn Fund Shareholder:

Berwyn Fund (BF) ended the first half of 2003 with a net asset value of $19.87 as compared to a year-end value of $17.23. This increase, 15.32 percent on a total return basis, compared favorably with most large capitalization indices, but was less than the gain experienced by some of the smaller capitalization indices. During the six month period the Dow Jones Industrial Average (DJIA), S&P 500 and Russell 2000 gained 9.01 percent, 11.75 percent and 17.88 percent, respectively.

For the twelve months ended June 30th, BF investors experienced a total return of minus 3.87 percent which includes a 2002 year end dividend payment of $1.455. This compares with total returns for the DJIA, S&P 500 and Russell 2000 of minus 0.48 percent, plus 0.25 percent, and minus 1.63 percent, respectively.

We view the stock market rally, which began in March of this year, as a continuation of the bull market for medium and smaller capitalization non-technology companies dating from early 2000. The stock prices of these companies had become depressed during the 1998-1999 time period when Internet, high technology and larger companies' stock prices became overvalued. It is our viewpoint that this "second leg" of the rally is being driven by lower interest rates on certificates of deposit and bonds, which make stock dividends more attractive to investors, and by the expectation that the economy will strengthen in the second half of the year, thereby raising corporate earnings.

Veteran shareholders of BF know that we manage the Fund from a longer term perspective and try to avoid the distraction of shorter term trends and fads. At this juncture, we continue to be bullish for the intermediate and longer term, but we have taken a more cautious investment posture in recent weeks. We believe that the overall market has become "frothy" and a correction at this point is likely. As value-oriented stock pickers, we would welcome a pull-back as an opportunity to purchase a number of new, high quality investments at attractive prices.

During the first half of 2003 a number of our investments registered very impressive gains. Quidel, a developer and manufacturer of medical diagnostic kits for use in the doctor's office, rose 89.1 percent in price. FPIC, a provider of medical liability insurance in the state of Florida, rose 87.2 percent. Carpenter Technology, which we have recently sold, rose 72.7 percent. Finally, Terex, a leading manufacturer of cranes, roadbuilding equipment and mining trucks, saw its stock price appreciate 62.2 percent. Our worst performer during the six month period was Wells-Gardner, a manufacturer of gaming equipment, which lost 52.2 percent. Fortunately, we had been selling this position and the impact to the Fund was not serious.

The graph shown below compares the performance of BF with the Russell 2000 Index over the past 10 years. The Index is a widely known and accepted indicator of small capitalization stock performance. Through 1997 the performance of your Fund correlated closely with the Index and then diverged when the Index experienced a superior performance. Since the end of 1999 BF has generally outperformed the Index and, consequently, over the 10 year period the results are similar. Obviously, our goal is to outperform the Index in a consistent manner over a long period of time.

We appreciate the support of our shareholders. We are committed to creating value through the execution of our value oriented investment strategy over the long term.

Very truly yours,

Robert E. Killen                Lee S. Grout
President                           Co-Manager

Long Term Fund Performance as of 06/30/03 (Average Annual Total Returns)

One Year      Five Years      Ten Years

Berwyn Fund                          (3.87)%          1.46%             7.91%

                                                                                               Past performance is not a guarantee of future results.

Note: Returns for BF are net of all expenses, advisory fees and commission charges and include the reinvestment of BF's dividends (total return). All index returns listed herein also include the reinvestment of dividends and interest (total return). The investment return and the principal value of an investment in BF will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

3.

THE BERWYN FUNDS

2003 Semi-Annual Report
BERWYN INCOME FUND
a series of The Berwyn Funds

July 25, 2003

Dear Berwyn Income Fund Shareholder:

The total return to shareholders of the Berwyn Income Fund Series (BIF) during the first half of 2003 was 9.32 percent. The net asset value per share increased from $10.64 on December 31, 2002 to $11.33 on June 30, 2003. Quarterly dividends totaling $0.29 per share were paid to shareholders from net investment income, compared with dividends of $0.31 paid in the first half of 2002. The lower dividend payout reflects the downward pressure on interest rates during this period. However, BIF's net asset value appreciated significantly as it benefited from the strong rally in the corporate bond market. Consistent with its objective to generate an attractive level of income while preserving capital, at mid-year over two-thirds of BIF's portfolio was invested in corporate bonds with the remainder in preferred and dividend-paying common stocks.

The bond market exhibited a very broad rally in the first half of the year with lower quality issues outperforming higher quality bonds. The demand for lower quality corporate bonds was apparently sparked by some investors believing that the persistently sluggish economy will not worsen and may improve soon. BIF's emphasis on the purchase of higher yielding bonds beginning in last year's fourth quarter enabled it to participate in this rally.

The year-to-date total returns for BIF versus its reference indices* follow:

Six Months Ending 6/30/03
BIF	9.32%
BIG	4.00%
HYC	21.33%
LIFI	8.07%

*Citigroup Broad Investment Grade Index (BIG), Citigroup High Yield Composite Index (HYC) and Lipper Income Fund Index (LIFI).

BIF outperformed all of its reference indices except HYC which reflects the impressive returns for high yield bonds. BIG index, dominated by US Treasury and agency bonds, benefited from the moderate decline in interest rates which occurred in the first half. The Lipper Income Fund Index, our only reference index with an equity component, advanced largely as a consequence of the stock market rally in the second quarter. BIF's performance was driven by the appreciation of its corporate bonds which have a blend of investment grade and high yield ratings.

A number of recent developments in the financial markets will have an important impact on our income strategy.

  The bull market in high quality fixed income securities is aged and may have entered its final phase for this economic cycle. U.S. Treasuries and agency bonds have become over-valued after providing handsome returns in recent years based on the steep decline in interest rates. Regarding high quality corporate bonds, it is difficult to see further appreciation potential given the low level of interest rates and the highly stimulative fiscal and monetary policies. BIF has emphasized corporate bonds in the lower tier of investment-grade and upper tier of high yield (rated BBB and BB, respectively, by Standard and Poor's rating agency). The credit yield spreads of bonds in these categories have the potential to narrow further as the economy recovers and individual companies improve their fundamentals. Recent examples of bonds in BIF which have been upgraded subsequent to being purchased are those of Rite-Aid Corp. and Nextel Communications.

  High yield bonds underwent a major rally and held their gains. Prior to the rally, high yield bonds had been selling at very depressed levels after years of poor returns, high volatility and default rates. The rally probably signals a genuine turn in the credit cycle, especially when combined with the Federal Reserve's expressed conviction to stave off deflation and stimulate the economy. High yield bonds will be an important area of focus for BIF going forward, and while they have recently performed well as a sector, future returns are likely to be more selective based on individual company progress. In our opinion, this is not the time to become complacent about the credit risk associated with lower quality bonds as the economy may prove more resistant than generally expected to the Federal Reserve's measures.

  Congress passed legislation to reduce the double taxation of dividends. The maximum tax on corporate dividends is now fifteen percent. In industries where over-capacity exists, it may make more sense for management to return profits directly to shareholders than invest in new equipment or acquisitions. BIF has introduced a number of common stocks which have secure dividend coverage with the potential for increased payouts in the future. These include RR Donnelly, HJ Heinz, and Northern Pittsburgh Systems, Inc.

Bond investors have long enjoyed an environment characterized by disinflation and declining interest rates. In an attempt to stave off deflation brought about by global forces, recent policies advanced by the Federal Government are designed to stimulate and, possibly, reflate our economy. The tension between global disinflationary forces and these policies has important implications for the direction of interest rates. Bond investors should not assume that they will have the "wind at their backs" going forward.

We are exploring various alternatives to cope with the challenges presented by the current environment. A survey of the economy and the financial markets may at first seem daunting to investors seeking income. Interest rates have fallen to low levels. The economy is sluggish and resistant to stimulative measures, while unemployment remains high. We are optimistic that if we first set realistic goals and proceed methodically with a disciplined, value-oriented approach, we can continue to build a healthy and consistent stream of income for our shareholders.

Thank you for your past confidence in our management. We look forward to serving you going forward.

Very truly yours,

Edward A. Killen                                      Robert E. Killen
Portfolio Manager                                    President

Long Term Fund Performance as of 06/30/03 (Average Annual Total Returns)

One Year      Five Years      Ten Years

Berwyn Income Fund                               12.56%            6.45%              8.74%

                                                                                                     Past performance is not a guarantee of future results.

Note: Returns for BIF are net of all expenses, advisory fees and commission charges and include the reinvestment of BIF's dividends (total return). All index returns listed herein also include the reinvestment of dividends and interest (total return). The investment return and the principal value of an investment in BIF will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

6.

THE BERWYN FUNDS

2002 Semi-Annual Report
BERWYN CORNERSTONE FUND
a series of The Berwyn Funds

July 25, 2003

Dear Berwyn Cornerstone Fund Shareholder:

For the first six months of 2003, Berwyn Cornerstone Fund (BCF) increased 5.86 percent on a total return basis versus 12.26 percent and 12.41 percent for the S&P 400 Midcap Value Index and S&P 400 Index, respectively. For the twelve month period ending June 30th, 2003, Berwyn Cornerstone Fund recorded a total return of 8.39 percent, whereas the S&P 400 Mid-Cap Index declined 2.48 percent and the S&P Mid-Cap Index declined 0.72 percent.

The first half of the year for both BCF and the indices was characterized by an extremely weak first quarter and a strong rebound in the second quarter. In the early months, investors were concerned about the economy, terrorism and a potential war with Iraq. These concerns caused the stock market to decline and the Fund to do relatively well. In contrast to the first quarter, the second quarter was characterized by the successful overthrow of the Hussein regime in Iraq and a belief that the economy was showing signs of recovery and would expand further in the second half of the year. This caused the stock market to rally sharply for most of the second quarter. BCF lagged behind the indices over this period, held back by its cash reserves. Since late in the quarter we have become somewhat more cautious in our outlook for the market. Our concern is that expectations for corporate earnings growth may not be met in spite of a pick-up in the economy.

BCF's strategy, since inception, has been to invest in high quality companies at attractive prices. In implementing this strategy, we have erred on the side of being strict on price, and thus have invested at a slower pace than most other funds would have. This has paid off over the life of the Fund, but contributed to the relative underperformance of the fund during the second quarter. We continued to pursue our strategy of moving to full investment, with the Fund being over 70 percent invested at the end of the second quarter, a significant increase from March 31st 's invested position of approximately 35 percent.

New companies added in the second quarter include General Dynamics (GD), Baxter Healthcare (BAX), Black & Decker (BDK), RR Donnelley (DNY) and Webster Financial (WBS). We believe that all of these companies fit the criteria that we have outlined in the past, including quality management teams with sound strategies and good balance sheets. Although it is always more difficult to find bargains when the market is going up, we are confident that we will continue to make progress towards our goal of becoming fully invested in high quality companies during the third quarter.

While we were disappointed with our second quarter results, we believe that we are pursuing the correct strategy to build an excellent long term track record of outperformance and capital appreciation. Once again, we appreciate your continued support and look forward to reporting on our progress in the future.

Sincerely yours,

Lee S. Grout, CFA                            Robert E. Killen
Co-Manager                                      Co-Manager

Long Term Performance as of 6/30/03 (Average Annual Total Returns)

           One Year         From Inception (5/01/02)

Berwyn Cornerstone Fund                           8.39%                          4.70%

                                              Past performance is not a guarantee of future results

Note: Returns for BCF are net of all expenses, advisory fees and commission charges and include the reinvestment of BCF's dividends (total return). All index returns listed herein also include the reinvestment of dividends and interest (total return). The investment return and the principal value of an investment in BCF will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

8.

THE BERWYN FUNDS - STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2003 (Unaudited)

	BERWYN	BERWYN INCOME	BERWYN CORNERSTONE
	FUND	FUND	FUND
Assets:
Investments in Securities, at Market Value	$35,647,898	$128,458,405	$612,280
(Cost $27,127,263, $119,081,541 and $562,491 for Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund,
respectively) (Note 2)

Cash	-	-	134,385
Receivables:
Dividends	37,908	174,569	339
Fund Shares Sold	12,475	122,853	14,375
Interest	1,537	1,487,342	-
Investment Securities Sold	76,149	954,375	-
Other Assets	6,657	9,505	732
Due From Advisor	-	-	9,428
Total Assets	35,782,624	131,207,049	771,539

Liabilities:
Accrued Expenses	4,350	6,525	3,025
Payables:
Investment Advisory Fee	28,110	52,178	7,135
Fund Shares Redeemed	23,020	786,486	-
Investment Securities Purchased	-	119,953	33,595
Total Liabilities	55,480	965,142	43,755

Net Assets:	$35,727,144	$130,241,907	$727,784

Outstanding Shares of Beneficial Interest	1,798,489	11,500,380	69,529

Net Asset Value and Offering Price Per Share	$19.87	$11.33	$10.47

Minimum Redemption Price Per Share (Note 1)	$19.67	$11.22	$10.37

On June 30, 2003 Net Assets consisted of the following:

Paid-in Capital	25,863,835	135,744,367	678,171
Undistributed (Accumulated) Net Investment Income/(Loss)	(21,056)	39,541	(3,059)
Accumulated Net Realized Gain (Loss)	1,363,730	(14,918,865)	2,883
Net Unrealized Appreciation of Investment Securities	8,520,635	9,376,864	49,789
	$35,727,144	$130,241,907	$727,784

The accompanying notes are an integral part of these financial statements.

	9.
THE BERWYN FUNDS - STATEMENTS OF OPERATIONS
(Unaudited)

	BERWYN	BERWYN INCOME	BERWYN CORNERSTONE
	FUND	FUND	FUND
	SIX MONTHS	SIX MONTHS	SIX MONTHS
	ENDED	ENDED	ENDED
	6/30/03	6/30/03	6/30/03
Investment Income:
Dividends	$218,817	$728,288	$1,602
Interest	11,833	2,402,351	1,083
Other Income	944	4,550	-

Total Investment Income	231,594	3,135,189	2,685

Expenses:
Investment Advisory Fee (Note 3)	160,530	253,461	37,357
Transfer Agent Fees	20,554	25,229	8,585
Custodian Fees	3,697	8,115	3,508
Professional Fees	17,776	17,784	12,509
Trustees' Fees	1,600	1,600	1,600
Registration Fees	15,940	16,050	19,407
Printing Costs	9,544	11,153	941
Office Expense	6,128	9,984	635
Insurance	2,291	3,378	345
Taxes Other Than Income Taxes	3,233	2,443	-
Total Expenses Before Reimbursement by Advisor	241,293	349,197	84,887
Less Expenses Waived and/or Paid by Advisor (Note 3)	-	-	(79,143)

Net Expenses	241,293	349,197	5,744

Net Investment Income (Loss)	(9,699)	2,785,992	(3,059)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) from Sales of Investment Securities	1,380,780	154,278	4,227

Net Change in Net Unrealized Appreciation (Depreciation)	3,321,162	6,565,232	39,000
on Investment Securities

Net Realized and Unrealized Gain (Loss) on Investments	4,701,942	6,719,510	43,227

Net Increase (Decrease) in Net Assets Resulting
from Operations:	$4,692,243	$9,505,502	$40,168

The accompanying notes are an integral part of these financial statements.		10.

THE BERWYN FUNDS - STATEMENTS OF CHANGES IN NET ASSETS
(Unaudited)

	BERWYN FUND		BERWYN INCOME FUND		BERWYN CORNERSTONE FUND

	SIX MONTHS	YEAR	SIX MONTHS	YEAR	SIX MONTHS	05/01/02*
	ENDED	ENDED	ENDED	ENDED	ENDED	THROUGH
	06/30/03	12/31/02	06/30/03	12/31/02	06/30/03	12/31/02
Net Increase (Decrease) in Net Assets Resulting from Operations:
Net Investment Income (Loss)	$(9,699)	$102,217	2,785,992	$3,700,721	$(3,059)	$(1,346)
Net Realized Gain (Loss) from Sales of
Investment Securities	1,380,780	2,497,252	154,278	1,456,238	4,227	(1,344)
Change in Net Unrealized Appreciation (Depreciation)
on Investment Securities	3,321,162	(6,139,749)	6,565,232	322,599	39,000	10,789

Net Increase (Decrease) in Net Assets Resulting
from Operations	4,692,243	(3,540,280)	9,505,502	5,479,558	40,168	8,099

Distributions to Shareholders:
From Net Investment Income	-	(114,361)	(2,923,108)	(3,706,605)	-	-
From Realized Gain from Sales of Investments	-	(2,510,181)	-	-	-	-
Net Decrease in Net Assets Resulting from Distributions	-	(2,624,542)	(2,923,108)	(3,706,605)	-	-

Capital Share Transactions (1):
Net Proceeds from Sales of Shares	1,469,357	27,126,003	55,661,001	38,807,964	149,144	751,004
Cost of Shares Redeemed	(2,713,559)	(35,228,449)	(13,888,942)	(12,958,230)	(1,592)	(219,039)
Distributions Reinvested	-	2,586,152	2,741,905	3,181,772	-	-
Net Increase (Decrease) in Net Assets from
Capital Share Transactions	(1,244,202)	(5,516,294)	44,513,964	29,031,506	147,552	531,965

Total Increase (Decrease) in Net Assets	3,448,041	(11,681,116)	51,096,358	30,804,459	187,720	540,064

Net Assets:
Beginning of Period	32,279,103	43,960,219	79,145,549	48,341,090	540,064	-

End of Period	$35,727,144	$32,279,103	130,241,907	$79,145,549	$727,784	$540,064

(1) Capital Shares Issued and Redeemed:
Shares Sold	83,032	1,262,938	5,061,208	3,683,407	15,080	77,626
Shares Redeemed	(157,837)	(1,730,017)	(1,252,180)	(1,228,290)	(166)	(23,010)
Distributions Reinvested	-	150,533	249,473	300,946	-	-
	(74,805)	(316,546)	4,058,501	2,756,063	14,914	54,616

* Inception

The accompanying notes are an integral part of these financial statements.

		11. /12.
THE BERWYN FUNDS - FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
(Unaudited)
	BERWYN FUND
	SIX MONTHS	YEAR	YEAR	YEAR	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED	ENDED
	06/30/03	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net Asset Value, Beginning of Period	$17.23	$20.07	$16.52	$16.18	$16.96	$22.01

Income (Loss) from Investment Operations:
Net Investment Income (Loss)	(0.01)	0.05	0.30	(0.06)	(0.08)	(0.09)
Net Realized and Unrealized Gains (Losses)
on Securities	2.65	(1.43)	4.46	0.40	(0.70)	(4.11)

Total Income (Loss) from Investment Operations	2.64	(1.38)	4.76	0.34	(0.78)	(4.20)

Less Distributions:
Dividends from Net Investment Income	0.00	(0.06)	(0.24)	0.00	0.00	0.00
Distributions from Net Realized Gains	0.00	(1.40)	(0.97)	0.00	0.00	(0.85)

Total Distributions	0.00	(1.46)	(1.21)	0.00	0.00	(0.85)

Net Asset Value, End of Period	$19.87	$17.23	$20.07	$16.52	$16.18	$16.96

Total Return	15.32%	(6.88%)	28.93%	2.10%	(4.60%)	(18.90%)

Ratios/Supplemental Data:
Net Assets, End of Period (000)	$35,727	$32,279	$43,960	$26,947	$39,310	$62,862

Ratio of Total Expenses to Average Net Assets	1.48%*	1.29%	1.24%	1.64%	1.39%	1.20%

Ratio of Net Investment Income (Loss)
To Average Net Assets	(0.06%)*	0.25%	1.32%	(0.32%)	(0.39%)	(0.45%)

Portfolio Turnover Rate	14%*	32%	37%	16%	6%	19%

* Annualized

The accompanying notes are an integral part of these financial statements.

			13.
THE BERWYN FUNDS - FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
(Unaudited)
	BERWYN INCOME FUND
	SIX MONTHS ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
	06/30/03	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net Asset Value, Beginning of Period	$10.64	$10.32	$9.76	$10.00	$10.72	$12.51

Income (Loss) from Investment Operations:
Net Investment Income (Loss)	0.24	0.62	0.74	0.83	0.91	0.90
Net Realized and Unrealized Gains
(Losses) on Securities	0.74	0.33	0.60	(0.25)	(0.81)	(1.44)

Total Income (Loss)from Investment Operations	0.98	0.95	1.34	0.58	0.10	(0.54)

Less Distributions:
From Net Investment Income	(0.29)	(0.63)	(0.78)	(0.82)	(0.82)	(0.92)
From Net Realized Gains	0.00	0.00	0.00	0.00	0.00	(0.15)
From Capital	0.00	0.00	0.00	0.00	0.00	(0.18)

Total Distributions	(0.29)	(0.63)	(0.78)	(0.82)	(0.82)	(1.25)

Net Asset Value, End of Period	$11.33	$10.64	$10.32	$9.76	$10.00	$10.72

Total Return	9.32%	9.38%	14.12%	6.05%	0.83%	(4.57%)

Ratios/Supplemental Data:
Net Assets, End of Period (000)	$130,242	$79,146	$48,341	$42,010	$57,341	$103,624

Ratio of Total Expenses to Average Net Assets	0.68%*	0.71%	0.69%	0.94%	0.77%	0.66%

Ratio of Net Investment Income (Loss)
To Average Net Assets	5.45%*	6.16%	7.91%	7.97%	6.92%	6.27%

Portfolio Turnover Rate	49%*	39%	50%	12%	7%	31%

* Annualized

The accompanying notes are an integral part of these financial statements.			14.

THE BERWYN FUNDS FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
(Unaudited)	BERWYN CORNERSTONE FUND

	SIX MONTHS		05/01/02*
	ENDED		THROUGH
	6/30/03		12/31/02

Net Asset Value, Beginning of Period	$9.89		$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)	(0.03)		(0.02)
Net Realized and Unrealized Gains
on Securities	0.61		(0.09)	#

Total Income from Investment Operations	0.58		(0.11)

Less Distributions:
Dividends from Net Investment Income	0.00		0.00
Distributions from Net Realized Gains	0.00		0.00

Total Distributions	0.00		0.00

Net Asset Value, End of Period	$10.47		$9.89

Total Return	5.86%		(1.10%)

Ratios/Supplemental Data:
Net Assets, End of Period	$727,784		$540,064

Ratio of Total Expenses to Average Net Assets	27.70%	**	39.09%	**

Ratio of Net Expenses to Average Net Assets	1.87%	**+	1.62%	**+

Ratio of Net Investment Income (Loss)
to Average Net Assets	(26.83%)	**	(38.30%)	**

Ratio of Net Investment Income (Loss)
to Average Net Assets	(1.00%)	**+	(0.83%)	**+

Portfolio Turnover Rate	46%		18%

*Inception
** Annualized
+ After payment of expenses by the Advisor and waiver of the investment advisory fee (as noted in the Statement of Operations)
.
# Includes the effect of the timing of capital share transactions.
The accompanying notes are an integral part of these financial statements.
		15.
BERWYN FUND
STATEMENT OF INVESTMENTS (Unaudited)
JUNE 30, 2003

Number of
Shares	COMMON STOCKS 91.9%	Value*

	AEROSPACE / DEFENSE 2.1%
54,141	Ducommun Inc. +	$763,388

	COMMERCIAL PRINTING 6.3%
20,600	Courier Corp.	1,051,424
82,400	Ennis Business Forms, Inc.	1,198,920
		2,250,344
	COMPUTER & PERIPHERALS 3.2%
102,152	Printronix, Inc. +	1,123,672

	CONSUMER PRODUCTS 4.2%
42,000	Kenneth Cole Productions, Inc.+	818,580
47,400	Tupperware Corp.	680,664
		1,499,244
	ELECTRONIC PRODUCTS 2.5%
40,400	Barnes Group, Inc.	879,104

	FURNITURE MANUFACTURING 2.8%
44,323	La-Z-Boy, Inc.	991,949

	HEALTH CARE 1.7%
41,600	Rehabcare Group, Inc. +	609,440

	INSURANCE 7.1%
118,300	FPIC Insurance Group, Inc. +	1,645,553
41,870	Odyssey RE Holdings Corp.	883,457
		2,529,010
	MACHINERY MANUFACTURING 3.4%
50,750	Hardinge, Inc.	407,522
41,244	Terex Corp. +	805,083
		1,212,605
	MANUFACTURED HOUSING 3.8%
63,700	Drew Industries, Inc. +	1,159,340
31,500	Patrick Industries, Inc.	200,655
		1,359,995
	MEDICAL PRODUCTS & SERVICES 4.5%
196,326	Quidel Corp. +	1,217,221
93,300	Theragenics Corp. +	401,190
		1,618,411

The accompanying notes are an integral part of these financial statements.

		16.

BERWYN FUND
STATEMENT OF INVESTMENTS (Continued)
JUNE 30, 2003

Number of
Shares	COMMON STOCKS (Continued)	Value*

	METALS & MINING 9.4%
22,900	Impala Platinum Holdings Ltd. - SP ADR	$679,986
146,250	Westmoreland Coal Co. +**	2,660,288
		3,340,274
	OIL & GAS EXPLORATION & PRODUCTION 8.7%
67,500	Berry Petroleum Co.	1,211,625
95,400	Callon Petroleum Co. +	679,248
82,100	Southwestern Energy Co. +	1,232,321
		3,123,194
	OIL REFINING 2.4%
55,844	Frontier Oil Corp.	848,829

	PHARMACEUTICALS 2.9%
39,000	Cima Labs Inc.	1,048,710

	PRECISION INSTRUMENTS 6.1%
43,370	Esterline Technology Corp. +	755,072
95,600	MTS Systems Corp.	1,414,880
		2,169,952
	REAL ESTATE INVESTMENT TRUSTS 2.9%
149,100	Equity Inns, Inc.	1,028,790

	RESTAURANTS 3.2%
36,300	IHOP Corp. +	1,145,991

	RETAIL INDUSTRY 4.6%
48,200	Blair Corp.	1,070,040
45,300	Payless Shoesource Inc. +	566,250
		1,636,290
	STEEL AND STEEL PRODUCTS 0.4%
9,800	Carpenter Technology, Inc.	152,880

	TEXTILES 1.5%
157,349	Dixie Group, Inc. +	517,678

	TRANSPORTATION 2.6%
40,800	Yellow Corp. +	944,520

The accompanying notes are an integral part of these financial statements.
		17.
BERWYN FUND
STATEMENT OF INVESTMENTS (Continued)
JUNE 30, 2003

Number of
Shares	COMMON STOCKS (Continued)	Value*

	UTILITIES 2.6%
32,600	Wisconsin Energy Corp.	$945,400

	WHOLESALE DISTRIBUTION 3.0%
66,300	Handleman Corp. +	1,060,800

TOTAL COMMON STOCKS (Cost $24,044,635)		32,800,470

Face
Amount	CORPORATE BONDS 0.0%	Value*
$250,000	Campbell Resources, Inc. 7.5% CV 07/20/04	14,800

TOTAL CORPORATE BONDS (Cost $250,000)		14,800

Number of
Shares	SHORT-TERM INVESTMENTS 7.9%	Value*
1,416,314	Blackrock Provident Institutional Temp Cash Fund	1,416,314
1,416,314	Blackrock Provident Institutional Federal Fund	1,416,314

TOTAL SHORT-TERM INVESTMENTS (Cost $2,832,628)		2,832,628

TOTAL INVESTMENTS (Cost $27,127,263)		35,647,898

OTHER ASSETS IN EXCESS OF LIABILITIES 0.2%		79,246

NET ASSETS 100%		$35,727,144

* See Note 2 to the Financial Statements.

** Considered to be an affiliate under the Investment Company Act of 1940

+ Non-Income Producing Security

CV Convertible Security

SP ADR American Depositary Receipt sponsored by a U.S. depositary bank.

The accompanying notes are an integral part of these financial statements.

		18.
BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Unaudited)
JUNE 30, 2003

Number of
Shares	COMMON STOCKS 20.1%	Value*

	BANKING 1.7%
38,000	Amsouth Bancorporation	$829,920
110,400	First Commonwealth Financial of Pennsylvania	1,419,744
		2,249,664
	COMMERCIAL PRINTING 2.2%
116,900	Ennis Business Forms, Inc.	1,700,895
45,700	RR Donnelley & Sons Corp.	1,194,598
		2,895,493
	FOOD PRODUCTS 1.4%
57,000	H.J. Heinz Corp.	1,879,860

	MACHINERY MANUFACTURING 0.2%
25,700	Hardinge, Inc.	206,371

	MANUFACTURED HOUSING 0.1%
12,300	Patrick Industries, Inc.	78,351

	METAL FABRICATION 0.6%
48,000	Olin Corp.	820,800

	METALS & MINING 0.9%
41,132	Impala Platinum Holdings Ltd. - SP ADR	1,221,361

	OIL & GAS EXPLORATION & PRODUCTION 0.5%
37,200	Berry Petroleum Co.	667,740

	REAL ESTATE INVESTMENT TRUSTS 4.7%
51,900	First Industrial Realty Trust, Inc.	1,640,040
6,000	Highwoods Properties, Inc.	133,800
37,650	Hospitality Properties Trust	1,176,562
60,600	Mid-America Apartment Communities, Inc.	1,636,806
65,600	Town & Country Trust	1,525,200
		6,112,408
	TELECOMMUNICATIONS SERVICES 0.5%
42,626	North Pittsburgh Systems, Inc.	642,374

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)
JUNE 30, 2003

Number of
Shares	COMMON STOCKS (Continued)	Value*

	UTILITIES 7.3%
54,400	Atmos Energy Corp.	$1,349,120
25,000	Cinergy Corporation	919,750
54,900	Cleco Corporation	950,868
25,500	Hawaiian Electric Industries	1,169,175
51,400	Laclede Gas Co.	1,377,520
52,000	Puget Energy, Inc.	1,241,240
45,600	Sempra Energy	1,300,968
39,000	Wisconsin Energy Corp.	1,131,000
		9,439,641

TOTAL COMMON STOCKS (Cost $21,081,744)		26,214,063

Number of
Shares	PREFERRED STOCKS 5.1%	Value*

	BANKING 0.7%
33,500	Household Finance Corp. PFD	910,530

	OIL & GAS EXPLORATION & PRODUCTION 0.6%
32,965	Callon Petroleum Co. PFD A CV	837,311

	REAL ESTATE INVESTMENT TRUSTS 2.6%
32,400	Equity Inns, Inc. PFD	814,212
61,100	Highwoods Properties, Inc. PFD B	1,526,278
15,500	Hospitality Properties Trust	419,275
24,800	Prologis Trust PFD D	624,960
		3,384,725
	TELECOMMUNICATIONS EQUIPMENT 1.2%
56,800	Telephone and Data Systems PFD A	1,491,568

TOTAL PREFERRED STOCKS (Cost $6,222,634)		6,624,134

Face
Amount	CORPORATE BONDS 68.5%	Value*

	AEROSPACE / DEFENSE 1.3%
1,500,000	Boeing Company, Inc. 7.25% 06/15/25	1,747,370

The accompanying notes are an integral part of these financial statements.

		20.

BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)
JUNE 30, 2003

Face
Amount	CORPORATE BONDS (Continued)	Value*

	AUTO & AUTOMOTIVE PARTS 2.0%
500,000	General Motors Corp. 7.20% 01/15/11	$503,963
1,000,000	General Motors Corp. 9.40% 07/15/21	1,074,502
988,000	Hertz Corp. 6.50% 05/15/06	1,023,518
		2,601,983
	CHEMICALS 1.6%
2,000,000	Union Carbide Corp. 6.70% 01/01/09	2,063,628

	COMPUTERS & PERIPHERALS 1.6%
2,000,000	Unisys Corp. 6.875% 03/15/10	2,080,000

	CONSUMER PRODUCTS 1.8%
2,105,000	Hasbro Inc. 8.50% 03/15/06	2,304,975

	CONSUMER SERVICES 1.7%
1,000,000	Cendant Corp. 6.25% 01/15/08	1,106,612
1,000,000	Cendant Corp. 7.375% 01/15/13	1,177,503
		2,284,115
	CONSUMER STAPLES 1.5%
1,425,000	Service Corp. International 6.50% 03/15/08	1,392,937
500,000	Service Corp. International 7.70% 04/15/09	510,000
		1,902,937
	ELECTRICAL EQUIPMENT 1.0%
1,200,000	Thomas and Betts Corp. 8.25% 01/15/04	1,236,000

	ELECTRONICS 0.5%
600,000	Cypress Semiconductor, Inc. CV 4.00% 02/01/05	601,500

	FINANCE 6.2%
130,000	CIT Group Holdings, Inc. 5.875% 10/15/08	143,529
2,000,000	CIT Group Holdings, Inc. 6.875% 11/01/09	2,268,674
1,000,000	Ford Motor Credit Corp. 7.375% 10/28/09	1,048,312
1,470,000	Ford Motor Credit Corp. 7.875% 06/15/10	1,575,264
2,000,000	General Motors Acceptance Corp. 6.125% 08/28/07	2,078,292
985,000	General Motors Acceptance Corp. 7.25% 03/02/11	1,010,710
		8,124,781
	HEALTHCARE 0.7%
1,000,000	Tenet Healthcare Corp. 6.375% 12/01/11	925,000

The accompanying notes are an integral part of these financial statements.

		21.

BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)
JUNE 30, 2003

Face
Amount	CORPORATE BONDS (Continued)	Value*

	HOTEL & GAMING 3.3%
1,500,000	Aztar Corporation 8.875% 05/15/07	$1,565,625
1,575,000	Hilton Hotels Corp. 7.625% 12/1/12	1,724,625
1,000,000	Mirage Resorts, Inc. 6.75% 08/01/07	1,065,000
		4,355,250
	INFORMATION SERVICES 1.5%
2,000,000	Equifax Inc. 6.90% 07/01/28	1,995,240

	INSURANCE 5.2%
2,000,000	Cigna Corp. 7.785% 05/15/27	2,394,794
2,000,000	CNA Financial Corp. 6.25% 11/15/03	2,028,158
1,439,000	CNA Financial Corp. 6.50% 04/15/05	1,508,792
500,000	CNA Financial Corp. 6.60% 12/15/08	525,040
290,000	MONY Group, Inc. 8.35% 03/15/10	320,237
		6,777,021
	MEDICAL PRODUCTS & SERVICES 3.9%
1,956,000	Bausch & Lomb, Inc. 6.75% 12/15/04	2,024,460
2,141,000	Bausch & Lomb, Inc. 7.125% 08/01/28	2,052,684
1,000,000	Omnicare, Inc. CV 5.00% 12/01/07	1,027,500
		5,104,644
	METAL FABRICATION 1.7%
2,000,000	Alcoa, Inc. 6.00% 01/15/12	2,252,856

	METALS AND MINING 1.6%
500,000	Campbell Resources, Inc. CV 7.50% 07/20/04	29,600
1,500,000	Cyprus Amax Minerals Co. 7.375% 05/15/07	1,622,668
405,000	Phelps Dodge Corp. 8.75% 06/01/11	476,168
		2,128,436
	OIL & GAS EXPLORATION & PRODUCTION 4.2%
1,500,000	Ashland Oil, Inc. 8.23% 02/26/07	1,678,419
233,000	Callon Petroleum Co. 10.25% 09/15/04	235,330
1,975,000	Marathon Oil Corp. 8.125% 07/15/23	2,415,476
1,000,000	Phillips Petroleum Co. 7.125% 03/15/28	1,109,696
		5,438,921
	REAL ESTATE INVESTMENT TRUSTS 2.7%
1,972,000	Health Care REIT, Inc. 7.50% 08/15/07	2,107,041
1,270,000	Health Care REIT, Inc. 8.00% 09/12/12	1,366,148
		3,473,189

The accompanying notes are an integral part of these financial statements.

		22.

BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)
JUNE 30, 2003

Face
Amount	CORPORATE BONDS (Continued)	Value*

	RESTAURANTS 0.2%
200,000	Wendy's International Corp. 7.00% 12/15/25	$218,730

	RETAIL INDUSTRY 5.8%
1,015,000	J.C. Penney Co., Inc. 6.00% 05/01/06	1,004,850
1,500,000	J.C. Penney Co., Inc. 8.00% 03/01/10	1,571,250
2,300,000	Rite Aid Corp. 7.125% 01/15/07	2,277,000
1,000,000	Rite Aid Corp. 7.625% 04/15/05	992,500
1,640,000	Saks, Inc. 7.50% 12/01/10	1,693,300
		7,538,900
	TELECOMMUNICATIONS SERVICES 7.2%
433,000	AT&T Corp. 6.375% 03/15/04	445,591
251,000	AT&T Corp. 7.75% 03/01/07	284,340
956,000	Comcast Corp. 5.30% 1/15/14	983,190
2,480,000	Nextel Communications, Inc. 9.75% 10/31/07	2,566,800
1,100,000	Sprint Capital Corp. 6.125% 11/15/08	1,193,860
1,000,000	Sprint Capital Corp. 7.625% 01/30/11	1,141,446
444,000	Sprint Corporation 9.25% 04/15/22	546,362
910,000	TCI Communications, Inc. 7.875% 2/15/26	1,066,741
1,000,000	Verizon Communications, Inc. 6.84% 04/15/18	1,181,319
		9,409,649
	TOBACCO 0.6%
800,000	Standard Commercial Corp. CV 7.25% 03/31/07	803,000

	TRANSPORTATION 3.9%
1,500,000	Consolidated Rail Corp. 9.75% 06/15/20	2,067,977
1,000,000	CSX Corp. 7.95% 05/01/27	1,280,271
1,500,000	Southwest Airlines, Inc. 6.50% 03/01/12	1,688,608
		5,036,856
	UTILITIES 6.8%
2,365,000	Black Hills Corp. 6.50% 05/15/13	2,359,929
1,000,000	Constellation Energy Group 7.00% 04/01/12	1,164,830
1,000,000	Edison International, Inc. 6.875% 04/15/04	1,005,000
850,000	Southern California Edison 7.625% 01/15/10	895,687
1,500,000	PSEG Power, Inc. 7.75% 04/15/11	1,789,796
1,500,000	PSI Energy Co. 6.52% 03/15/09	1,649,833
		8,865,075

	TOTAL CORPORATE BONDS (Cost $85,427,011)	89,270,056

The accompanying notes are an integral part of these financial statements.

		23.
BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)
JUNE 30, 2003

Number of
Shares	SHORT-TERM INVESTMENTS 4.9%	Value*
3,175,076	Blackrock Provident Institutional Temp Cash Fund	$3,175,076
3,175,076	Blackrock Provident Institutional Federal Fund	3,175,076

TOTAL SHORT-TERM INVESTMENTS (Cost $6,350,152)		6,350,152

TOTAL INVESTMENTS (Cost $119,081,541)		128,458,405

OTHER ASSETS IN EXCESS OF LIABILITIES 1.4%		1,783,502

NET ASSETS 100%		$130,241,907

* See Note 2 to the Financial Statements.
CV Convertible Security
PFD Preferred Stock
SP ADR American Depositary Receipt sponsored by a U.S. depositary bank.

The accompanying notes are an integral part of these financial statements.
		24.

BERWYN CORNERSTONE FUND
STATEMENT OF INVESTMENTS (Unaudited)
JUNE 30, 2003

Number of
Shares	COMMON STOCKS 74.3%	Value*

	AEROSPACE/DEFENSE 5.3%
530	General Dynamics Corp.	$38,425

	CHEMICALS 4.3%
1,010	Lubrizol Corp.	31,300

	COMMERCIAL PRINTING 4.7%
1,300	RR Donnelley & Sons Corp.	33,982

	CONSUMER PRODUCTS 4.7%
780	Black & Decker Corp.	33,891

	ENERGY 5.0%
960	Noble Energy, Inc.	36,288

	FINANCIAL SERVICES 9.2%
1,370	CNA Financial Corp.+	33,702
875	Webster Financial Corp.	33,075
		66,777
	FOOD PRODUCTS 4.4%
980	HJ Heinz Corp.	32,320

	INFORMATION TECHNOLOGY 9.1%
2,950	Unisys Corp.+	36,226
2,300	Vishay Intertech, Inc.+	30,360
		66,586
	I-SHARES 9.0%
370	S&P 400 Midcap Value iShares	32,860
375	S&P 400 Midcap iShares	32,906
		65,766
	MEDICAL PRODUCTS AND SERVICES 4.7%
1,330	Baxter International, Inc.	34,580

	RESTAURANTS 4.9%
1,200	Yum Brands, Inc.+	35,472

	RETAIL INDUSTRY 3.3%
550	Best Buy, Inc.+	24,156

The accompanying notes are an integral part of these financial statements.

		25.
BERWYN CORNERSTONE FUND
STATEMENT OF INVESTMENTS (Continued)
JUNE 30, 2003

Number of
Shares	COMMON STOCKS (Continued)	Value*

	TELECOMMUNICATIONS 1.1%
274	Comcast Corp.+	$8,250

	UTILITIES 4.6%
500	FPL Group, Inc.	33,425

TOTAL COMMON STOCKS (Cost $491,429)		541,218

Number of
Shares	SHORT-TERM INVESTMENTS 9.8%	Value*
35,531	Blackrock Provident Institutional Temp Cash Fund	35,531
35,531	Blackrock Provident Institutional Federal Fund	35,531

TOTAL SHORT-TERM INVESTMENTS (Cost $71,062)		71,062

TOTAL INVESTMENTS (Cost $562,491)		612,280

OTHER ASSETS IN EXCESS OF LIABILITIES 15.9%		115,504

NET ASSETS 100%		$727,784

	* See Note 2 to the Financial Statement
	+ Non-Income Producing Security
The accompanying notes are an integral part of these financial statements.
		26.

BERWYN FUNDS - NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD ENDED JUNE 30, 2003

NOTE 1 ORGANIZATION
The Berwyn Funds is a Delaware Business Trust registered under the Investment Company Act of 1940, as amended, as an open-end management company.

Berwyn Fund is a portfolio series of The Berwyn Funds. The Fund's primary investment objective is long-term capital appreciation. For redemptions of capital shares of the Fund held less than six months, the Fund charges a redemption fee of 1% of the net asset value of the capital shares being redeemed. Redemption fees are paid into the Fund and are included in its net assets for the benefit of the remaining shareholders.

Berwyn Income Fund is a portfolio series of The Berwyn Funds. The Fund's investment objective is to provide investors with current income while seeking to preserve capital. Certain of the Fund's investments are in corporate debt instruments; the ability of the issuers to meet these obligations may be affected by economic developments in their respective industries. For redemptions of capital shares of the Fund held less than six months, the Fund charges a redemption fee of 1% of the net asset value of the capital shares being redeemed. Redemption fees are paid into the Fund and are included in its net assets for the benefit of the remaining shareholders.

Berwyn Cornerstone Fund is a portfolio series of The Berwyn Funds. The Fund's primary investment objective is long-term capital appreciation. For redemptions of capital shares of the Fund held less than six months, the Fund charges a redemption fee of 1% of the net asset value of the capital shares being redeemed. Redemption fees are paid into the Fund and are included in its net assets for the benefit of the remaining shareholders.

NOTE 2 - ACCOUNTING POLICIES

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Securities listed on a national securities exchange are valued at the last quoted sales price. Securities not traded on the valuation date and securities not listed are valued at the last quoted bid price. Short-term investments are valued at amortized cost which approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

Federal Income Taxes: The Funds intend to continue to qualify as regulated investment companies and distribute substantially all of their taxable income and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income tax is required in the financial statements.

Securities Transactions and Investment Income: For financial statement and reporting purposes, securities transactions are recorded on the trade date of purchase or sale. Costs used in determining realized gains and losses on sales of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on debt securities purchased are amortized to interest income over the lives of the respective securities.

27.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Under the terms of the investment advisory agreements, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund have agreed to pay The Killen Group, Inc. (the "Investment Advisor") an investment advisory fee at an annual rate of 1.0%, 0.5% and 1.0% of their average daily net assets, respectively. The Investment Advisor will only collect its fee from the Berwyn Cornerstone Fund when such action does not cause the Berwyn Cornerstone Fund's expense ratio to exceed 2% of its average net assets. Additionally, the Investment Advisor has agreed to pay the operational expenses of the Berwyn Cornerstone Fund that exceed 2% of its average net assets, until such time that the Advisor determines that Berwyn Cornerstone Fund has sufficient assets to pay its expenses and maintain an expense ratio of 2% or less.

The Investment Advisor and the Officers of the Investment Advisor, together with their families, owned 390,740 shares, 186,575 shares and 34,152 shares of the Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively at June 30, 2003.

During the period ended June 30, 2003, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund paid $35,867, $40,056 and $1,715, respectively, in commissions to Berwyn Financial Services, a brokerage company affiliated with the Investment Advisor, to execute certain portfolio transactions.

NOTE 4 - FEDERAL INCOME TAXES

The Funds distribute annually substantially all of their net investment income and any net realized capital gains. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are adjusted to reflect their tax treatment in the period in which the differences arise.

Unrealized appreciation and depreciation for Federal income tax purposes at June 30, 2003 are summarized below:

Berwyn Fund Berwyn Income Fund Berwyn Cornerstone Fund
Appreciated Securities: $11,989,163 $10,794,386 $55,741
Depreciated Securities: 3,468,528 1,249,046 5,952
Net Unrealized Appreciation: $ 8,520,635 $ 9,545,340 $49,789

Cost of securities owned by Berwyn Income Fund at June 30, 2003 for Federal income tax purposes was $118,913,065.

NOTE 5 - SECURITY TRANSACTIONS

Purchases and sales of investment securities, other than U.S. Government securities and temporary cash investments, during the period ended June 30, 2003 are summarized below:

Six Months Ended June 30, 2003
Berwyn Fund Berwyn Income Fund Berwyn Cornerstone Fund
Purchases: $2,185,079 $64,646,894 $437,966
Sales: $7,593,609 $24,374,321 $ 58,404

28.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                     THE BERWYN FUNDS

By: (Signature and Title)  ______________________________
                                       Robert E. Killen, President

Date:                               ______________________________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on be behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title) ______________________________
                                     Robert E. Killen, President

Date:                             ______________________________

By: (Signature and Title) ______________________________
                                      Kevin M. Ryan, Secretary/Treasurer

Date:                              ______________________________